UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road, Braintree, MA	02184
(Address of principal executive offices)	(Zip Code)
 Registrant’s telephone number, including area code: 781-848-7100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	HAE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

(a)

The information set forth under Item 5.03 is hereby incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07 below, on July 25, 2019, the shareholders of Haemonetics Corporation (the “Company”) approved the Haemonetics Corporation 2019 Long-Term Incentive Compensation Plan (the “2019 Plan”), which will serve as the successor to the Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan. A description of the material terms and conditions of the 2019 Plan is provided in Item 5 of the Company’s definitive proxy statement for the 2019 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission (the “Commission”) on June 12, 2019 and is incorporated herein by reference.

The foregoing description of the 2019 Plan is qualified in its entirety by reference to a full and complete copy of the 2019 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

As described in Item 5.07 below, on July 25, 2019, the shareholders of the Company approved amendments to Article 6, Section II of the Company’s Restated Articles of Organization (the “Charter”) to provide for the declassification of the Company’s Board of Directors over a three-year period beginning with director terms expiring at the 2020 Annual Meeting of Shareholders. Certain amendments to the Company’s By-Laws also became effective upon shareholder approval of the Charter amendments on July 25, 2019 that clarify how vacancies on the Board of Directors will be filled during the three-year declassification period.  A description of the materials terms of the foregoing Charter and By-Law amendments is provided in Item 4 of the Company's definitive proxy statement for the 2019 Annual Meeting of Shareholders, which was filed with the Commission on June 12, 2019 and is incorporated herein by reference.

On July 25, 2019, the Company filed Articles of Amendment with the Massachusetts Secretary of the Commonwealth to effect the foregoing Charter amendments. A full and complete copy of the Charter, as amended, and the Articles of Amendment are filed herewith as Exhibits 3.1 and 3.2, respectively. The By-Laws, as amended, along with a copy of the text of the By-Law amendments marked to show changes, are filed herewith as Exhibits 3.3 and 3.4, respectively. The foregoing description of the amendments to the Charter and By-Laws is qualified in its entirety by reference to the full and complete copies of the Charter and By-Laws filed herewith, which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2019 Annual Meeting of Shareholders was held on Thursday, July 25, 2019. Of the 51,260,914 shares outstanding and entitled to vote at the meeting, 47,369,763 shares were represented at the meeting, constituting a quorum of 92.41%.

The results of the votes for each proposal considered at the meeting are set forth below:

1.The shareholders elected each of Mark W. Kroll, Claire Pomeroy and Ellen M. Zane as Class II directors with terms expiring in 2022 based upon the following votes:

Nominees	For	Withhold	Broker Non-Votes
Mark W. Kroll	45,463,234	348,714	1,557,815
Claire Pomeroy	45,703,585	108,363	1,557,815
Ellen M. Zane	45,143,922	668,026	1,557,815

2.    The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
44,610,017	1,172,926	29,005	1,557,815

3.    The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2020 based upon the following votes:

For	Against	Abstain
46,769,361	566,890	33,512

4.    The shareholders approved amendments to the Charter to provide for the annual election of directors based upon the following votes:

For	Against	Abstain	Broker Non-Votes
45,796,148	5,461	10,339	1,557,815

5.    The shareholders approved a proposal to adopt the Haemonetics Corporation 2019 Long-Term Incentive Compensation Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
43,263,480	2,533,627	14,841	1,557,815

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Restated Articles of Organization of the Company, reflecting Articles of Amendment dated August 23, 1993, August 21, 2006, July 26, 2018 and July 25, 2019
3.2	Articles of Amendment, dated July 25, 2019, to Restated Articles of Organization of the Company
3.3	By-Laws of the Company, as amended through July 25, 2019
3.4	Text of Amendments to By-Laws of the Company effective July 25, 2019 (shown in marked text)
10.1	Haemonetics Corporation 2019 Long-Term Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

Date: July 29, 2019	By:	/s/ Christopher A. Simon
	Name:	Christopher A. Simon
	Title:	President and Chief Executive Officer